1024142.05B-CHISR02A - MSW EXECUTION VERSION AMENDMENT NO. 4 TO CREDIT AGREEMENT AMENDMENT NO. 4 TO CREDIT AGREEMENT, dated as of June 4, 2015 (this “Amendment”), among AVAYA INC., a Delaware corporation (the “Parent Borrower”), the Subsidiary Borrowers party hereto (together with the Parent Borrower, the “Borrowers”), CITICORP USA, INC., as Administrative Agent (in such capacity, the “Administrative Agent”), and the Lenders (as defined below) party hereto. PRELIMINARY STATEMENTS A. The Borrowers, Avaya Holdings Corp. (formerly known as Sierra Holdings Corp.), a Delaware corporation, the Administrative Agent and each lender from time to time party thereto (the “Lenders”) have entered into a Credit Agreement, dated as of October 26, 2007, as amended as of August 8, 2011 by Amendment No. 1, as amended and restated as of October 29, 2012 pursuant to the Amendment Agreement and as further amended as of February 13, 2013 by Amendment No. 3 (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Restated Credit Agreement”). B. The Borrowers wish to amend the Restated Credit Agreement pursuant to Section 10.01 thereof to, among other things, extend the maturity date by five years from the date hereof. C. Citigroup Global Markets Inc., Bank of America, N.A. and Wells Fargo Bank, National Association, will act as joint lead arrangers (in such capacity, the “Arrangers”) and joint bookrunners, Wells Fargo Bank, National Association, will act as syndication agent, and Bank of America, N.A. will act as documentation agent, in each case for this Amendment. NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows: Section 1. Definitions. Capitalized terms used herein and not otherwise defined in this Amendment have the same meanings as specified in the Amended Credit Agreement (as defined below). Section 2. Amendments to Restated Credit Agreement. Effective as of the Amendment No. 4 Effective Date (as defined below), and subject to the terms and conditions set forth herein, the Restated Credit Agreement is hereby amended (as so amended, the “Amended Credit Agreement”) as follows: (a) Section 1.01 of the Restated Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order therein: ““Amendment No. 4” means Amendment No. 4 to this Agreement, dated as of June 4, 2015, among the Borrowers, the Administrative Agent, the L/C Issuers, the Swing Line Lender and the Lenders party thereto.” Exhibit 10.1

2 1024142.05B-CHISR02A - MSW ““Amendment No. 4 Effective Date” has the meaning specified in Amendment No. 4.” ““Anti-Corruption Laws” means the Foreign Corrupt Practices Act of 1977.” ““Anti-Terrorism Laws” means Title III of the USA Patriot Act, the Trading with the Enemy Act, and each of the foreign assets control regulations of the United States Treasury Department (31 C.F.R. Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto.” ““CAM Agreement” means that certain Allocation and Exchange Mechanism Agreement, dated as of June 4, 2015, among the Lenders from time to time party to this Agreement and the lenders from time to time party to the Foreign Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time.” ““Cash Collateralize” means, in respect of an obligation, to provide and pledge cash collateral in Dollars or any Alternative Currency (“Cash Collateral”), at a location and pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and (as applicable) the relevant L/C Issuer (and “Cash Collateralization” has a corresponding meaning), which documentation is hereby consented to by the Appropriate Lenders.” ““Excluded Accounts” means (i) petty cash and minimum daily working capital accounts funded in the ordinary course of business, the deposits in which shall not aggregate more than $15 million (or such greater amounts to which the Administrative Agent may agree), (ii) payroll, trust and tax withholding accounts funded in the ordinary course of business, (iii) any account that is otherwise expressly agreed by the Administrative Agent to be excluded from the requirement to be subject to a Blocked Account Agreement under Section 6.15, and (iv) zero balance disbursement accounts.” ““Foreign Borrowing Base” means the “Total Borrowing Base” as defined in the Foreign Credit Agreement.” ““Foreign Commitments” means the “Revolving Credit Commitments” as defined in the Foreign Credit Agreement.” ““Foreign Credit Agreement” means that certain Credit Agreement, dated as of June 4, 2015, among Avaya Canada Corp., an unlimited liability company organized under the laws of the province of Nova Scotia, Avaya UK, a company incorporated under the laws of England and Wales, Avaya International Sales Limited, a limited liability company organized under the laws of Ireland, Avaya Deutschland GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) existing under the laws of Germany, Avaya GmbH & Co. KG, a limited partnership existing under the laws of Germany, the lenders from time to time party thereto, Citibank, N.A., as administrative agent and as L/C issuer, Citibank, N.A.,

3 1024142.05B-CHISR02A - MSW Canadian Branch, as Canadian swing line lender, and Citibank, N.A., London Branch, as European swing line lender.” ““Foreign Excess Availability” means “Excess Availability” as defined in the Foreign Credit Agreement.” ““Foreign Line Cap” means the “Line Cap” as defined in the Foreign Credit Agreement.” ““Global Borrowing Base” means the sum at any time of the Borrowing Base and the Foreign Borrowing Base at such time.” ““Global Excess Availability” means the sum at any time of Excess Availability and Foreign Excess Availability at such time.” ““Global Line Cap” means the sum at any time of the lesser of (a) the Global Borrowing Base at such time and (b) the sum of (x) the aggregate Revolving Credit Commitments at such time and (y) the aggregate Foreign Commitments of all lenders under the Foreign Credit Agreement at such time.” “Interpolated Screen Rate” means, for any Interest Period with respect to any Eurocurrency Rate Loan, the rate which results from interpolating on a linear basis between (a) the applicable Screen Rate for the period next longer than the length of such Interest Period and (b) the applicable Screen Rate for the period next shorter than the length of such Interest Period.” ““Lender Insolvency Event” means that (i) a Lender or its Parent Company is insolvent, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors, or (ii) such Lender or its Parent Company is the subject of a bankruptcy, insolvency, reorganization, liquidation or similar proceeding, or a receiver, trustee, conservator, intervenor or sequestrator or the like has been appointed for such Lender or its Parent Company, or such Lender or its Parent Company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment. Notwithstanding anything to the contrary above, a Lender will not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interests in such Lender or its Parent Company by any Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.” ““Line Cap” means, at any time, the lesser of (a) the Borrowing Base at such time and (b) the aggregate Revolving Credit Commitments at such time.”

4 1024142.05B-CHISR02A - MSW ““Liquidity Exit Event” means (a) no Specified Event of Default is continuing, (b) Global Excess Availability has been greater than the greater of (i) $48,500,000 and (ii) 10% of the Global Line Cap for twenty consecutive days following the most recent Liquidity Event, and (c) Excess Availability has been greater than the greater of (i) $25,000,000 and (ii) 7.5% of the Line Cap for twenty consecutive days following the most recent Liquidity Event.” ““Non-Defaulting Lender” means, at any time, a Lender that is not a Defaulting Lender or a Potential Defaulting Lender at such time.” ““OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.” “Original Maturity Date” has the meaning specified in the definition of “Maturity Date.” ““Parent Company” means, with respect to a Lender, the bank holding company (as defined in Federal Reserve Board Regulation Y), if any, of such Lender, and/or any Person owning, beneficially or of record, directly or indirectly, a majority of the Equity Interests of such Lender.” ““Potential Defaulting Lender” means, at any time, a Lender (i) as to which the Administrative Agent has notified the Parent Borrower that an event of the kind referred to in the definition of “Lender Insolvency Event” has occurred and is continuing in respect of any financial institution affiliate of such Lender, (ii) as to which the Administrative Agent, any L/C Issuer or the Swing Line Lender has in good faith determined and notified the Parent Borrower and (in the case of any L/C Issuer or the Swing Line Lender) the Administrative Agent that such Lender or its Parent Company or a financial institution affiliate thereof has notified the Administrative Agent, or has stated publicly, that it will not comply with its funding obligations under any other loan agreement or credit agreement or other financing agreement or (iii) that has, or whose Parent Company has, a non- investment grade rating from Moody’s or S&P or another nationally recognized rating agency. Any determination that a Lender is a Potential Defaulting Lender under any of clauses (i) through (iii) above will be made by the Administrative Agent or, in the case of clause (ii), such L/C Issuer or the Swing Line Lender, as the case may be, in its sole discretion acting in good faith. The Administrative Agent will promptly supply to the Lenders a copy of any notice to the Parent Borrower provided for in this definition.” ““Reference Documents” means (a) that certain Third Amended and Restated Credit Agreement, dated as of December 21, 2012, among the Company, Holdings, the lenders party thereto and Citibank, N.A., as administrative agent, collateral agent, swing line lender and L/C issuer, (b) that certain Indenture, dated as of February 11, 2011, among the Company, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, governing the Company’s Existing 7.00% Secured Notes and (c) that

5 1024142.05B-CHISR02A - MSW certain Indenture, dated as of December 21, 2012, among the Company, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, governing the Company’s Existing 9.00% Secured Notes, in each case, as any of the agreements described in clauses (a), (b) and (c) hereof may be amended, restated, modified, supplemented, replaced or refinanced from time to time.” ““Sanctioned Person” means, at any time, any Person with which dealings are prohibited by Sanctions.” ““Sanction(s)” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by OFAC.” ““Screen Rate” means the rate appearing on Reuters Page LIBOR01 (or any successor or substitute page of such Reuters service, or if the Reuters service ceases to be available, any successor to or substitute for such service providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time in consultation with the Parent Borrower, for purposes of providing quotations of interest rates applicable to deposits in Dollars in the London interbank market).” ““Specified Equity Contribution” has the meaning specified in Section 7.14(b).” ““Specified Event of Default” means an Event of Default under Section 8.01(a), 8.01(b) (solely in the case of a breach of Section 7.14(a), when in effect, and subject in all respects to Section 7.14(b)), 8.01(c) (solely in the case of (x) the failure to timely deliver a Borrowing Base Certificate in breach of Section 6.01(e) or (y) a breach of Section 6.15), 8.01(d) (solely in the case of the inaccuracy of any Borrowing Base Certificate), or 8.01(f).” “Springing Maturity Threshold Amount” has the meaning specified in the definition of “Maturity Date.” (b) The defined term “Alternative Currency L/C Issuer” is hereby deleted in its entirety and replaced with the following: ““Alternative Currency L/C Issuer” means, individually or collectively, as the context may require, (i) Citibank and any other Lender denoted as an Alternative Currency L/C Issuer on Exhibit A to Amendment No. 4 on the Amendment No. 4 Effective Date or any other Lender that becomes an Alternative Currency L/C Issuer in accordance with Section 2.03(l) or 10.07(j), in each case, in its capacity as an issuer of Alternative Currency Letters of Credit hereunder, or any successor issuer of Alternative Currency Letters of Credit hereunder and (ii) each issuer of an Existing Letter of Credit denoted as an “Alternative Letter of Credit” on Schedule 1.01E to the Original Credit Agreement. Any Alternative Currency L/C Issuer may, in its discretion, arrange for one or more Alternative Currency Letters of Credit to be issued by Affiliates of such Alternative Currency L/C Issuer, in

6 1024142.05B-CHISR02A - MSW which case the term “Alternative Currency L/C Issuer” shall include any such Affiliate with respect to Alternative Currency Letters of Credit issued by such Affiliate.” (c) The defined term “Assignment and Assumption” is hereby deleted in its entirety and replaced with the following: ““Assignment and Assumption” means an Assignment and Assumption substantially in the form of Annex 2 to Amendment No. 4 or any other form approved by the Administrative Agent.” (d) The defined term “Base Rate” is hereby amended by (i) deleting the word “higher” immediately before the phrase “of (a) the Federal Funds Rate” and replacing it with the word “highest”, (ii) deleting the word “and” immediately before “(b)” and replacing it with a comma and (iii) adding the following phrase at the end of the first sentence thereof: “and (c) the sum of 1.00% plus the Eurocurrency Rate for a thirty (30) day Interest Period as determined on such day”. (e) The defined term “Cash Collateral” is hereby deleted in its entirety and replaced with the following: ““Cash Collateral” has the meaning specified in the definition of Cash Collateralize.” (f) The defined term “Cash Dominion Event” is hereby deleted in its entirety and replaced with the following: ““Cash Dominion Event” means either (i) the occurrence and continuance of any Specified Event of Default, or (ii) a Liquidity Event under clause (b) or (c) of the definition of “Liquidity Event” has existed for five (5) consecutive Business Days, and in the case of this clause (ii), the Administrative Agent has notified the Parent Borrower thereof. The occurrence of a Cash Dominion Event shall be deemed continuing at the Administrative Agent’s option (x) if the Cash Dominion Event arises under clause (i) above, so long as such Specified Event of Default is continuing, or (y) if the Cash Dominion Event arises under clause (ii) above, until a Liquidity Exit Event occurs, in which case a Cash Dominion Event shall no longer be deemed to be continuing; provided that a Cash Dominion Event shall be deemed continuing (even if a Liquidity Exit Event otherwise occurs) at all times in any four fiscal quarter period after a Cash Dominion Event has occurred and been discontinued on two occasions in such four fiscal quarter period.” (g) The defined term “Collateral Access Agreement” is hereby deleted in its entirety and replaced with the following: ““Collateral Access Agreement” means a landlord waiver, bailee letter, or acknowledgment agreement of any lessor, warehouseman, processor, consignee, or other Person in possession of or having a Lien upon, Inventory or other

7 1024142.05B-CHISR02A - MSW Collateral (or books and records relating thereto), in each case, in form and substance reasonably satisfactory to Administrative Agent.” (h) The defined terms “Cure Amount” and “Cure Right” are hereby deleted in their entirety. (i) The defined term “Defaulting Lender” is hereby deleted in its entirety and replaced with the following: ““Defaulting Lender” means, at any time, a Lender that (i) has failed for three or more Business Days to comply with its obligations under this Agreement to make a Loan, make a payment to any L/C Issuer in respect of an L/C Borrowing and/or make a payment to the Swing Line Lender in respect of a Swing Line Loan (each a “funding obligation”), (ii) has notified the Administrative Agent, or has stated publicly, that it will not comply with any such funding obligation hereunder, or has defaulted on its funding obligations under any other loan agreement or credit agreement or other similar financing agreement (absent a good faith dispute), (iii) has, for three or more Business Days, failed to confirm in writing to the Administrative Agent, in response to a written request of the Administrative Agent, that it will comply with its funding obligations hereunder, or (iv) has had a Lender Insolvency Event that has occurred and is continuing with respect to such Lender. Any determination that a Lender is a Defaulting Lender under clauses (i) through (iv) above will be made by the Administrative Agent in its sole discretion acting in good faith.” (j) The defined term “Dollar L/C Issuer” is hereby deleted in its entirety and replaced with the following: ““Dollar L/C Issuer” means, individually or collectively, as the context may require, (i) Citibank and any other Lender denoted as a Dollar L/C Issuer on Exhibit A to Amendment No. 4 on the Amendment No. 4 Effective Date or any other Lender that becomes a Dollar L/C Issuer in accordance with Section 2.03(l) or 10.07(j), in each case, in its capacity as an issuer of Dollar Letters of Credit hereunder, or any successor issuer of Dollar Letters of Credit hereunder and (ii) each issuer of an Existing Letter of Credit denoted as a “Dollar Letter of Credit” on Schedule 1.01E to the Original Credit Agreement. Any Dollar L/C Issuer may, in its discretion, arrange for one or more Dollar Letters of Credit to be issued by Affiliates of such Dollar L/C Issuer, in which case the term “Dollar L/C Issuer” shall include any such Affiliate with respect to Dollar Letters of Credit issued by such Affiliate.” (k) The defined term “Eligible Accounts” is hereby amended by (i) deleting clause (j)(i) thereof and replacing it with the following: “(i) the Account is not paid within 90 days of the original due date or 120 days following the original invoice date (150 days following the original invoice date with respect to customers listed on Schedule 1.01F attached to Amendment No.

8 1024142.05B-CHISR02A - MSW 4); provided that in calculating delinquent portions of Accounts under this clause, unapplied credit balances more than 90 days past their original due date or 120 days following the original invoice date (150 days following the original invoice date with respect to customers listed on Schedule 1.01F attached to Amendment No. 4) will be excluded; provided, further, that upon the written request of the Parent Borrower, the Administrative Agent may from time to time in its Permitted Discretion add additional customers to Schedule 1.01F attached to Amendment No. 4”; and (ii) deleting clause (x) thereof in its entirety and replacing it with “(x) [Reserved];” (l) The defined term “Eligible Assignee” is hereby amended by adding the following phrase at the end of such definition: “; provided, further, that any Eligible Assignee shall have become a party to, and shall have agreed to be bound by the terms of, the CAM Agreement”. (m) The defined term “Eurocurrency Rate” is hereby deleted in its entirety and replaced with the following: ““Eurocurrency Rate” means, for any Interest Period with respect to any Eurocurrency Rate Loan, (i) the rate per annum equal to the Screen Rate for delivery on the first day of such Interest Period with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, (ii) if the rate referenced in the preceding clause (i) is not available at such time for such Interest Period, the rate per annum equal to the Interpolated Screen Rate for delivery on the first day of such Interest Period, determined as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, or (iii) if the rates referenced in the preceding clauses (i) and (ii) are not available at such time for such Interest Period, the rate per annum equal to (x) the Screen Rate or (y) if the rate referenced in the preceding clause (x) is not available at such time for such Interest Period, the Interpolated Screen Rate, in each case with a term equivalent to such Interest Period quoted for delivery on the most recent Business Day preceding the first day of such Interest Period for which such rate is available (which Business Day shall be no more than seven (7) Business Days prior to the first day of such Interest Period), and in the case of clauses (i) through (iii), if any such rate is below zero, the Eurocurrency Rate shall be deemed to be zero.” (n) The defined term “Existing Letters of Credit” is hereby amended by deleting the phrase “1.1D to the Original Credit Agreement” and replacing it with the phrase “1.01E to Amendment No. 4”. ““Existing Letters of Credit” shall mean the Letters of Credit listed on Schedule 1.01E attached to Amendment No. 4.”

9 1024142.05B-CHISR02A - MSW (o) The defined term “Existing Letter of Credit Issuer” is hereby deleted in its entirety. (p) The defined term “L/C Sublimit” is hereby deleted in its entirety and replaced with the following: ““L/C Sublimit” means (a) with respect to the L/C Issuers taken as a whole, an amount equal to $200,000,000; provided that a Dollar Amount not to exceed $85,000,000 may be used for Alternative Currency Letters of Credit issued in an Alternative Currency, and (b) with respect each L/C Issuer, the amount set forth opposite such L/C Issuer’s name on Exhibit A to Amendment No. 4 on the Amendment No. 4 Effective Date, or such other amounts as may be agreed to in writing between the Parent Borrower and each L/C Issuer from time to time; provided, that neither the total L/C Sublimit under clause (a), nor the aggregate amount of the individual L/C Issuer amounts under clause (b), shall be reduced below $200,000,000 without the written consent of the Parent Borrower.” (q) The defined term “Letter of Credit” is hereby deleted in its entirety and replaced with the following: ““Letter of Credit” means any (a) Commercial Letter of Credit, (b) standby letter of credit and (c) indemnity, guarantee, exposure transmittal memorandum or similar form of credit support, in each case issued (or deemed issued) or to be issued by an L/C Issuer pursuant to Section 2.03, including any Alternative Currency Letter of Credit and any Dollar Letter of Credit.” (r) The defined term “Liquidity Event” is hereby deleted in its entirety and replaced with the following: ““Liquidity Event” means the determination by the Administrative Agent that (a) a Specified Event of Default shall have occurred and shall be continuing, (b) Global Excess Availability shall be less than the greater of (i) $48,500,000 and (ii) 10% of the Global Line Cap on any day, or (c) Excess Availability shall be less than the greater of (i) $25,000,000 and (ii) 7.5% of the Line Cap on any day, provided that, in the case of the foregoing clauses (b) and (c), the Administrative Agent has notified the Parent Borrower thereof.” (s) The defined term “Liquidity Event Condition” is hereby deleted in its entirety. (t) The defined term “Maturity Date” is hereby deleted in its entirety and replaced with the following: ““Maturity Date” means the earlier of (a) June 4, 2020 (the “Original Maturity Date”) and (b) if Indebtedness under the Reference Documents in excess in the aggregate of $300,000,000 (the “Springing Maturity Threshold Amount”) has stated maturity dates within any continuous period of 15 days, and such Indebtedness has not, at least two days prior to the beginning of such 15-day

10 1024142.05B-CHISR02A - MSW period, been repaid, prepaid, redeemed, replaced, exchanged or otherwise refinanced, either in full or in a manner whereby the aggregate principal amount of all Indebtedness under the Reference Documents having stated maturity dates during such 15-day period does not exceed the Springing Maturity Threshold Amount, in each case pursuant to a transaction permitted by this Agreement (and, in the case of a replacement, exchange or other refinancing, extending the stated maturity date thereof to a date that is at least 15 days after the Original Maturity Date), the day prior to the beginning of such 15-day period; provided that, in each case, if such day is not a Business Day, the Maturity Date shall be the Business Day immediately succeeding such day.” (u) The defined term “Payment Conditions” is hereby amended by deleting clauses (b) and (c) thereof and replacing such clauses with the following: “(b) (i) Global Excess Availability on the date of such Specified Payment both immediately before and on a pro forma basis immediately after giving effect to such Specified Payment, in each case, is greater than the greater of (x) $110,000,000 and (y) 22.5% of the Global Line Cap, or (ii) (x) Global Excess Availability on the date of such Specified Payment both immediately before and on a pro forma basis immediately after giving effect to such Specified Payment, in each case, is greater than the greater of (A) $61,000,000 and (B) 12.5% of the Global Line Cap, and (y) the Fixed Charge Coverage Ratio for the four-fiscal quarter period then most recently ended (calculated as of the last day of such four-fiscal quarter period on a trailing four- fiscal quarter basis after giving pro forma effect to such Specified Payment), shall not be less than 1.00 to 1.00, and (c) Excess Availability on the date of such Specified Payment both immediately before and on a pro forma basis immediately after giving effect to such Specified Payment, in each case, is greater than the greater of (i) $25,000,000 and (ii) 7.5% of the Line Cap.” (v) The defined term “Protective Advance” is hereby amended by deleting “Section 2.01(b)” therein and replacing it with “Section 2.01(c)”. (w) The defined term “Revolving Credit Commitment” is hereby deleted in its entirety and replaced with the following: ““Revolving Credit Commitment” means, as to each Lender, its obligation to (a) make Revolving Credit Loans to the Borrowers pursuant to Section 2.01(b)(i), (b) purchase participations in L/C Obligations in respect of Letters of Credit, (c) purchase participations in Swing Line Loans and (d) solely with respect to Participating Euro Lenders, purchase participations in each Euro Loan, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth, and opposite such Lender’s name on Exhibit B to Amendment No. 4 under the caption “Revolving Credit Commitment” or in the Assignment and

11 1024142.05B-CHISR02A - MSW Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Revolving Credit Commitments of all Lenders is $335,000,000 on the Amendment No. 4 Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement, including pursuant to any applicable Revolving Commitment Increase.” (x) The defined term “Swing Line Lender” is hereby amended by deleting “CUSA” therein and replacing it with “Citicorp North America, Inc.”. (y) The defined term “Weekly Monitoring Event” is hereby deleted in its entirety and replaced with the following: ““Weekly Monitoring Event” means either (i) the occurrence and continuance of any Specified Event of Default or (ii) a Liquidity Event under clause (b) or (c) of the definition of “Liquidity Event” has existed for five (5) consecutive Business Days, and in the case of this clause (ii), the Administrative Agent has notified the Parent Borrower thereof. The occurrence of a Weekly Monitoring Event shall be deemed continuing at the Administrative Agent’s option until a Liquidity Exit Event occurs, in which case a Weekly Monitoring Event shall no longer be deemed to be continuing; provided that a Weekly Monitoring Event shall be deemed continuing (even if a Liquidity Exit Event otherwise occurs) at all times in any four fiscal quarter period after a Weekly Monitoring Event has occurred and been discontinued on two occasions in such four fiscal quarter period.” (z) Section 2.01(c) of the Restated Credit Agreement is hereby amended by replacing the word “Aggregate” as it appears immediately following the phrase “plus the aggregate Revolving Credit Exposures at such time shall not exceed the” and replacing it with the phrase “Revolving Credit”. (aa) Section 2.02 of the Restated Credit Agreement is hereby amended by replacing the reference therein to “Section 7.01(b)” with a reference to “Section 2.01(c)”. (bb) Section 2.03(a)(i) of the Restated Credit Agreement is hereby amended by deleting the parenthetical in clause (II) of the proviso therein and replacing it with the following: “(including, with respect to Alternative Currency Letters of Credit and each individual L/C Issuer, the further sublimits specified in the definition of “L/C Sublimit”)”. (cc) Section 2.03(g) of the Restated Credit Agreement is hereby amended by deleting the following sentences: “For purposes hereof, “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the relevant L/C Issuer and the Appropriate Lenders, as collateral for the L/C Obligations, cash or deposit account balances (“Cash Collateral”) pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the relevant

12 1024142.05B-CHISR02A - MSW L/C Issuer (which documents are hereby consented to by the Appropriate Lenders). Derivatives of such term have corresponding meanings.” (dd) Section 2.03(n) of the Restated Credit Agreement is hereby deleted in its entirety and replaced with the following: “Existing Letters of Credit. Subject to the terms and conditions hereof, (a) each Existing Letter of Credit that is outstanding on the Amendment No. 4 Effective Date, listed on Schedule 1.01E attached to Amendment No. 4 and denoted thereon as a “Dollar Letter of Credit” shall, effective as of the Amendment No. 4 Effective Date, and without any further action by the Borrowers, cease to be a “Letter of Credit” under and as defined in the CF Credit Agreement and shall be continued as a Dollar Letter of Credit hereunder, and from and after the Amendment No. 4 Effective Date shall be deemed a Dollar Letter of Credit for all purposes hereof and shall be subject to and governed by the terms and conditions hereof, and (b) each Existing Letter of Credit that is outstanding on the Amendment No. 4 Effective Date, listed on Schedule 1.01E attached to Amendment No. 4 and denoted thereon as an “Alternative Currency Letter of Credit” shall, effective as of the Amendment No. 4 Effective Date, and without any further action by the Borrowers, cease to be a “Letter of Credit” under and as defined in the CF Credit Agreement and shall be continued as an Alternative Currency Letter of Credit hereunder, and from and after the Amendment No. 4 Effective Date shall be deemed an Alternative Currency Letter of Credit for all purposes hereof and shall be subject to and governed by the terms and conditions hereof.” (ee) Section 2.14(a) of the Restated Credit Agreement is hereby amended by deleting the second to last sentence thereof in its entirety and replacing it with the following: “The effectiveness of any Incremental Amendment shall be subject to (i) the satisfaction on the date thereof of each of the conditions set forth in Section 4.02 (it being understood that all references to “the date of such Credit Extension” or similar language in such Section 4.02 shall be deemed to refer to the effective date of such Incremental Amendment), (ii) each Additional Lender executing and delivering to the Administrative Agent a joinder to the CAM Agreement in form and substance reasonably satisfactory to the Administrative Agent, and (iii) such other conditions as the parties thereto shall agree.” (ff) Section 3.04(b) of the Restated Credit Agreement is hereby amended by adding the phrase “or liquidity requirements” immediately after each reference to the phrase “capital adequacy” therein. (gg) Section 4.02(e) and Section 4.03 of the Restated Credit Agreement are hereby deleted in their entirety and Section 4.03 is hereby replaced with the following: “Section 4.03 [Reserved].”

13 1024142.05B-CHISR02A - MSW (hh) Article V of the Restated Credit Agreement is hereby amended by adding the following Section 5.18 at the end thereof: “Section 5.18. Anti-Terrorism Laws, Anti-Corruption Laws and Sanctions. (a) (i) None of the Loan Parties or any Restricted Subsidiary is currently a Sanctioned Person, and (ii) to the knowledge of the Company, no director, officer, employee or agent of any Loan Party or any of their respective Restricted Subsidiaries, in each case, is currently a Sanctioned Person. (b) To the extent applicable, each of the Loan Parties and their respective Restricted Subsidiaries is in compliance, in all material respects, with Anti- Terrorism Laws, Anti-Corruption Laws and Sanctions. (c) The proceeds of any Credit Extension will not, to the knowledge of the Company, be used for any purpose, directly or indirectly, in a manner which would cause the Loan Parties or their respective Restricted Subsidiaries to materially violate any Anti-Corruption Laws. (d) The proceeds of any Credit Extension will not, to the knowledge of the Company, be made available to any Person for the purpose of financing the activities of any Sanctioned Person, except to the extent licensed or otherwise approved by the applicable sanctions regime.” (ii) Section 6.01 of the Restated Credit Agreement is hereby amended by amending and restating the paragraph immediately after clause (g) thereof in its entirety to read as follows: “Notwithstanding the foregoing, the obligations in paragraphs (a) and (b) of this Section 6.01 may be satisfied with respect to financial information of the Parent Borrower and its Subsidiaries by (A) furnishing the applicable financial statements of any direct or indirect parent of the Parent Borrower that holds all of the Equity Interests of the Parent Borrower or (B) filing the Parent Borrower’s or such entity’s Form 10-K or 10-Q, as applicable, with the SEC; provided that, with respect to each of clauses (A) and (B), (i) to the extent such information relates to a parent of the Parent Borrower, such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to the Parent Borrower (or such parent), on the one hand, and the information relating to the Parent Borrower and the Restricted Subsidiaries on a standalone basis, on the other hand and (ii) to the extent such information is in lieu of information required to be provided under Section 6.01(a), such materials are accompanied by a report and opinion of PricewaterhouseCoopers LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit.”

14 1024142.05B-CHISR02A - MSW (jj) Section 6.15 of the Restated Credit Agreement is hereby amended by (i) deleting the phrase “(other than amounts held in payroll, trust and tax withholding accounts funded in the ordinary course of business and required by Applicable Law)” from clause (b) thereof and replacing it with the phrase “(other than Excluded Accounts and, solely in respect of Excluded Accounts identified in clause (ii) of the definition thereof, required by applicable Law)”, (ii) deleting the phrase “(other than (i) petty cash and minimum daily working capital accounts funded in the ordinary course of business, the deposits in which shall not aggregate more than $15.0 million (or such greater amounts to which the Administrative Agent may agree), and (ii) payroll, trust and tax withholding accounts funded in the ordinary course of business and required by Applicable Law)” from clause (c) thereof and replacing it with the phrase “(other than amounts held in Excluded Accounts and, solely in respect of Excluded Accounts identified in clause (ii) of the definition thereof, required by applicable Law)”, and (iii) deleting the phrase “(except with respect to any payroll, trust, and tax withholding accounts or unless expressly waived by the Administrative Agent)” from clause (d) thereof and replacing it with the phrase “(except with respect to Excluded Accounts)”. (kk) Section 7.01 of the Restated Credit Agreement is hereby amended by deleting clause (aa) thereof and replacing it with the following: “(aa) Liens securing Indebtedness and other obligations under the Foreign Credit Agreement and the “Loan Documents” as defined therein (or any Permitted Refinancing in respect thereof);” (ll) Section 7.03(v) of the Restated Credit Agreement is hereby amended and restated in its entirety to read as follows: “(v) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (u) above and (w) through (ee) below;” (mm) Section 7.03 of the Restated Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (cc) thereof, (ii) deleting the period at the end of clause (dd) thereof and replacing it with the phrase “; and”, and (iii) adding the following clause (ee) at the end thereof: “Indebtedness in an aggregate principal amount not to exceed $180,000,000 at any time outstanding under the Foreign Credit Agreement and any Permitted Refinancing thereof.” (nn) Section 7.09(xii) of the Restated Credit Agreement is hereby amended by adding the phrase “the Foreign Credit Agreement and any “Loan Document” as defined therein,” immediately prior to the phrase “and any documentation governing any Permitted Refinancing of any of the foregoing,” (oo) Article VII of the Restated Credit Agreement is hereby amended by adding the following Section 7.14 at the end thereof: “Section 7.14. Financial Covenant; Equity Cure.

15 1024142.05B-CHISR02A - MSW (a) Upon the occurrence of a Liquidity Event, and until a Liquidity Exit Event occurs following the occurrence of such Liquidity Event, permit the Fixed Charge Coverage Ratio to be less than 1.00 to 1.00 as of the last day of any Test Period, commencing with the most recently ended Test Period occurring immediately preceding the date that such Liquidity Event occurred (it being understood that the requirement to comply with the Fixed Charge Coverage Ratio under this clause (a) shall again be triggered upon the occurrence of any other Liquidity Event on any succeeding day). (b) For purposes of determining satisfaction with the financial covenant set forth in Section 7.14(a), any cash equity contribution (which if in the form of Disqualified Equity Interests shall be on terms and conditions reasonably acceptable to the Administrative Agent) made to the Parent Borrower after the final day of the applicable fiscal quarter and actually received by the Parent Borrower on or prior to the later to occur of (x) ten Business Days after the Liquidity Event that required the Borrowers to comply with the financial covenant set forth in Section 7.14(a) and (y) the tenth Business Day after the date on which financial statements are delivered or are required to be delivered with respect to the applicable fiscal quarter will, at the request of the Parent Borrower, be included in the calculation of Consolidated EBITDA (any such equity contribution so included in the calculation of Consolidated EBITDA, a “Specified Equity Contribution”), provided, that (i) in each four fiscal quarter period, there shall be at least two fiscal quarters in which no Specified Equity Contribution is made, (ii) there shall be no more than five fiscal quarters in which a Specified Equity Contribution is made during the term of this Agreement, (iii) the amount of any Specified Equity Contribution shall be no greater than the amount required to cause the Parent Borrower to be in pro forma compliance with the Fixed Charge Coverage Ratio specified in Section 7.14(a), (iv) all Specified Equity Contributions shall be disregarded for purposes of determining any baskets with respect to the covenants contained in this Agreement and the other Loan Documents, and (v) the Borrowers shall not be permitted to borrow or request any Credit Extension if a violation of Section 7.14(a) has occurred (regardless of whether a notice of intent to cure has been delivered) until the relevant Specified Equity Contribution is actually received by the Parent Borrower.” (pp) Section 8.01(e)(A) of the Restated Credit Agreement is hereby amended by (i) adding “(i)” immediately after the phrase “demand, or otherwise, in respect of” and (ii) adding the phrase “or (ii) any Indebtedness under the Foreign Credit Agreement” immediately after the phrase “of not less than the Threshold Amount”. (qq) Section 8.02 of the Restated Credit Agreement is hereby amended by (a) deleting the word “If” at the beginning of such Section and replacing it with the phrase “Subject to the last sentence of this Section 8.02, if” and (b) adding the following sentence at the end thereof: “Notwithstanding anything to the contrary in any Loan Document, if at any time the Foreign Commitments are terminated (i) automatically, (ii) by the “Required

16 1024142.05B-CHISR02A - MSW Lenders” under, and as defined in, the Foreign Credit Agreement or (iii) by the administrative agent under the Foreign Credit Agreement at the request of such “Required Lenders,” in each case, due to an “Event of Default” under, and as defined in, the Foreign Credit Agreement, then the Commitments shall automatically terminate at such time.” (rr) Section 9.03 of the Restated Credit Agreement is hereby amended by adding the following sentence at the end thereof: “No Agent-Related Person shall be liable to any Lender for any action taken or omitted to be taken by any Person under or in connection with the CAM Agreement.” (ss) Section 9.10 of the Restated Credit Agreement is hereby amended by adding the following paragraph at the end thereof: “Anything herein to the contrary notwithstanding, if at any time the Required Lenders determine that the Person serving as Administrative Agent is (without taking into account any provision in the definition of “Defaulting Lender” or “Potential Defaulting Lender” requiring notice from the Administrative Agent or any other party) a Defaulting Lender or a Potential Defaulting Lender, the Required Lenders (determined after giving effect to Section 10.01) may by notice to the Parent Borrower and such Person remove such Person as Administrative Agent and, with the consent of the Parent Borrower (not to be unreasonably withheld), appoint a replacement Administrative Agent hereunder. Such removal will, to the fullest extent permitted by applicable law, be effective on the date a replacement Administrative Agent is appointed.” (tt) Section 9.15 of the Restated Credit Agreement is hereby amended by adding the following paragraph immediately after the first paragraph in Section 9.15: “Each Lender, by its execution and delivery of Amendment No. 4 hereby (a) confirms its agreement to the provisions of the first paragraph of this Section 9.15 and (b) pursuant to Section 5.2(c) of the Intercreditor Agreement, agrees to be bound by the terms of the Intercreditor Agreement as an “ABL Secured Party” (as defined in the Intercreditor Agreement).” (uu) Section 10.01 of the Restated Credit Agreement is hereby amended by (i) adding the phrase “, “Supermajority Lenders”” immediately after the phrase ““Required Lenders”” in clause (d) thereof, (ii) deleting the word “or” at the end of clause (i) thereof, (iii) adding the word “or” at the end of clause (j) thereof, and (iv) adding the following clause (k) at the end thereof: “(k) change the last sentence of Section 8.02, the second proviso of Section 10.07(b)(i)(A), or Section 10.07(b)(ii)(E), without the written consent of each Lender;”.

17 1024142.05B-CHISR02A - MSW (vv) Section 10.04 of the Restated Credit Agreement is hereby amended by deleting the phrase “Cahill Gordon & Reindel LLP” and replacing it with the phrase “Skadden, Arps, Slate, Meagher & Flom LLP”. (ww) The first sentence of Section 10.07(a) of the Restated Credit Agreement is hereby amended by (i) deleting the word “or” at the end of clause (iii) thereof and replacing it with a “,” and (ii) replacing the remainder of the sentence in its entirety with the following: “(iv) to an SPC in accordance with the provisions of Section 10.07(h) or (v) pursuant to the terms of the CAM Agreement (and any other attempted assignment or transfer by any party hereto shall be null and void)”. (xx) Section 10.07(b)(i)(A) of the Restated Credit Agreement is hereby amended by adding the following phrase at the end thereof “, provided, further, that no consent of the Parent Borrower shall be required for any assignment made pursuant to the terms of the CAM Agreement;” (yy) Section 10.07(b)(ii) of the Restated Credit Agreement is hereby amended by (i) adding the phrase “or an assignment pursuant to the CAM Agreement” immediately after the phrase “the entire remaining amount of the assigning Lender’s Commitment or Loans” in clause (A) thereof, (ii) deleting the word “and” at the end of clause (C) thereof, (iii) deleting the period at the end of clause (D) thereof and replacing it with the phrase “; and”, and (iv) adding the following clause (E) at the end thereof: “(E) the Assignee, if it shall not be a Lender already party to the CAM Agreement in its capacity as a Lender hereunder, shall execute and deliver to the Administrative Agent a joinder to the CAM Agreement in form and substance reasonably satisfactory to the Administrative Agent.” (zz) Section 10.07(e) of the Restated Credit Agreement is hereby amended by (i) adding the phrase “, any L/C Issuer, the Swing Line Lender” immediately after the phrase “Any Lender may at any time, without the consent of, or notice to, the Borrowers” and (ii) deleting the phrase “acting solely for this purpose as an agent” and replacing it with the phrase “ acting solely for this purpose as a nonfiduciary agent”. (aaa) Section 10.16(b) of the Restated Credit Agreement is hereby amended by (i) adding the phrase “(IN THE BOROUGH OF MANHATTAN)” immediately after the phrase “NEW YORK CITY”, (ii) deleting the word “NON-EXCLUSIVE” and replacing it with the word “EXCLUSIVE” and (iii) adding the following phrase immediately after the phrase “OF THOSE COURTS AND THE APPELLATE COURTS THEREOF”: “, AND EACH PARTY HERETO AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT; PROVIDED THAT ANY AGENT OR THE REQUIRED LENDERS MAY BRING ACTIONS TO ENFORCE ANY COLLATERAL DOCUMENT GOVERNED BY LAWS OTHER THAN THE STATE OF NEW YORK IN THE JURISDICTION OF SUCH OTHER GOVERNING LAW, IN WHICH CASE THE BORROWERS AND GUARANTORS SHALL SUBMIT TO THE

18 1024142.05B-CHISR02A - MSW JURISDICTION OF A COURT OF COMPETENT JURISDICTION IN SUCH JURISDICTION.” and (iii) adding the following phrase and the end thereof: “Nothing in this Agreement shall be deemed to preclude enforcement by any party hereto of any judgment or order obtained in any forum or jurisdiction. Final judgment against a party hereto in any action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction, including the country in which such party is domiciled, by suit on the judgment.” (bbb) Article X is hereby amended by adding the following Section 10.29 at the end thereof: 10.29 Defaulting Lender. (a) Reallocation. Notwithstanding anything to the contrary herein, if a Lender becomes, and during the period it remains, a Defaulting Lender, the following provisions shall apply with respect to any outstanding Letter of Credit participation pursuant to Section 2.03 and Swing Line Loan participation pursuant to Section 2.04 of such Defaulting Lender: (i) the Letter of Credit participation pursuant to Section 2.03 and Swing Line Loan participation pursuant to Section 2.04, in each case, of such Defaulting Lender will, subject to the limitation in the first proviso below, automatically be reallocated (effective on the day such Lender becomes a Defaulting Lender) among the Non-Defaulting Lenders pro rata in accordance with their respective Revolving Credit Commitments of such Class; provided that (a) the Outstanding Amount of each Non-Defaulting Lender’s Revolving Credit Loans and L/C Obligations of such Class (with the aggregate amount of such Lenders’ risk participations and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender) may not in any event exceed the Revolving Credit Commitment of such Class of such Non-Defaulting Lender as in effect at the time of such reallocation and (b) neither such reallocation nor any payment by a Non-Defaulting Lender pursuant thereto will constitute a waiver or release of any claim the Borrowers, the Administrative Agent, the L/C Issuers, the Swing Line Lender or any other Lender may have against such Defaulting Lender or cause such Defaulting Lender to be a Non-Defaulting Lender; and (ii) to the extent that any portion (the “unreallocated portion”) of any Defaulting Lender’s Letter of Credit participation pursuant to Section 2.03 and Swing Line Loan participation pursuant to Section 2.04 cannot be so reallocated, whether by reason of the first proviso in clause (i) above or otherwise, the Parent Borrower will, not later than two Business Days after demand by the Administrative Agent (at the direction of the relevant L/C Issuer and/or the Swing Line Lender, as the case may be), (1) Cash Collateralize the obligations of the Borrowers to the relevant L/C Issuer in respect of such Letter of Credit participation pursuant to

19 1024142.05B-CHISR02A - MSW Section 2.03, in an amount equal to the aggregate amount of the unreallocated portion of such Letter of Credit participation pursuant to Section 2.03, or (2) in the case of such Swing Line Loan participation pursuant to Section 2.04, prepay and/or Cash Collateralize in full the unreallocated portion thereof, or (3) make other arrangements satisfactory to the Administrative Agent, and to the relevant L/C Issuer and the Swing Line Lender, as the case may be, in their sole discretion to protect them against the risk of non-payment by such Defaulting Lender. (b) Fees. Anything herein to the contrary notwithstanding, during such period as a Lender is a Defaulting Lender, such Defaulting Lender will not be entitled to any fees accruing during such period pursuant to Section 2.03(i) (without prejudice to the rights of the Lenders other than Defaulting Lenders in respect of such fees); provided that in the case of any such Defaulting Lender that was or is a Lender (x) to the extent that a portion of the Letter of Credit participation pursuant to Section 2.03 and Swing Line Loan participation pursuant to Section 2.04 of such Defaulting Lender is reallocated to the Non-Defaulting Lenders pursuant to Section 10.29(a), such fees under Section 2.03(i) that would have accrued for the benefit of such Defaulting Lender will instead accrue for the benefit of and be payable to such Non-Defaulting Lenders, pro rata in accordance with their respective Commitments, and (y) to the extent any portion of such Letter of Credit participation pursuant to Section 2.03 and Swing Line Loan participation pursuant to Section 2.04 cannot be so reallocated, such fees will instead accrue for the benefit of and be payable to the relevant L/C Issuer and the Swing Line Lender, as applicable, as their interests appear. (c) Cure. If the Parent Borrower, the Administrative Agent, the L/C Issuers and the Swing Line Lender agree in writing in their discretion that a Lender that is a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon (as of the effective date specified in such notice and subject to any conditions set forth therein), such Lender will, to the extent applicable, purchase such portion of outstanding Loans of the other Lenders and/or make such other adjustments as the Administrative Agent may determine to be necessary to cause the total Revolving Credit Commitments, Revolving Credit Loans, Letter of Credit participations pursuant to Section 2.03 and Swing Line Loan participations pursuant to Section 2.04 of the Lenders to be on a pro rata basis in accordance with their respective Commitments, whereupon such Lender will cease to be a Defaulting Lender and will be a Non-Defaulting Lender (and such Commitments and Loans of each Lender will automatically be adjusted on a prospective basis to reflect the foregoing); provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of any Borrower while such Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender.

20 1024142.05B-CHISR02A - MSW (ccc) Exhibit E to the Restated Credit Agreement is hereby deleted in its entirety and replaced with Annex 2 attached to this Amendment. Section 3. Conditions of Effectiveness. This Amendment and the Amended Credit Agreement shall become effective as of the first date (such date being referred to as the “Amendment No. 4 Effective Date”) when each of the following conditions shall have been satisfied: (a) Execution of Documents. The Administrative Agent shall have received (i) this Amendment, duly executed and delivered by the Borrowers and the Lenders, and (ii) a Guarantor Consent and Reaffirmation, substantially in the form of Annex 1 hereto, duly executed and delivered by each Guarantor. (b) Certificate of Responsible Officer. The Administrative Agent shall have received a certificate of a Responsible Officer of the Parent Borrower, certifying the conditions precedent set forth in Sections 4.02(a) and (b) of the Restated Credit Agreement, and in clause (d) of this Amendment, shall have been satisfied on and as of the Amendment No. 4 Effective Date. (c) Foreign Credit Facility. Certain Restricted Subsidiaries of the Parent Borrower shall have entered into the Foreign Credit Agreement with commitments of not less than $150,000,000, and substantially simultaneously with the effectiveness thereof, aggregate revolving commitments under the CF Facilities shall be reduced to $17,960,046. (d) Global Excess Availability. Global Excess Availability on the Amendment No. 4 Effective Date shall not be less than $150,000,000. (e) Fees and Expenses. Each of the Agents, the Arrangers and the Lenders shall have received all fees required to be paid to it, and all expenses for which invoices have been presented by it prior to the Amendment No. 4 Effective Date. In addition, (i) all accrued and unpaid interest and fees under the Restated Credit Agreement on the Amendment No. 4 Effective Date shall have been paid by the Borrowers to each Lender (including each Non-Continuing Lender (as defined below)) pro rata in accordance with such Lender’s Commitments as in effect immediately prior to giving effect to this Amendment and (ii) all amounts outstanding in respect of the Loans and participations in L/C Obligations and Swing Line Loans of each Non- Continuing Lender on the Amendment No. 4 Effective Date shall have been paid to such Non- Continuing Lender on the Amendment No. 4 Effective Date by Continuing Lenders (as defined below) so that Loans are held by Continuing Lenders pro rata in accordance with the revised commitment schedule attached as Exhibit B and in accordance with Section 6(b) below. (f) CAM Agreement. Each of the Lenders and each lender under the Foreign Credit Agreement shall have executed and delivered the CAM Agreement to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent.

21 1024142.05B-CHISR02A - MSW Section 4. Representations and Warranties. Each Borrower represents and warrants as follows as of the date hereof: (a) The execution, delivery and performance by such Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action. The execution, delivery and performance by such Borrower of this Amendment will not (a) contravene the terms of any of such Borrower’s Organization Documents, (b) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of such Borrower or any of the Restricted Subsidiaries (other than as permitted by Section 7.01 of the Amended Credit Agreement) under (i) any Contractual Obligation to which such Borrower is a party or affecting such Borrower or the properties of such Borrower or any of the Restricted Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or its property is subject, or (c) violate any applicable material Law; except with respect to any breach, contravention or violation (but not creation of Liens) referred to in clauses (b) and (c), to the extent that such breach, contravention or violation would not reasonably be expected to have a Material Adverse Effect. (b) This Amendment has been duly executed and delivered by such Borrower. Each of this Amendment, the Amended Credit Agreement and each other Loan Document to which such Borrower is a party, after giving effect to the amendments pursuant to this Amendment, constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing. (c) Upon the effectiveness of this Amendment, no Default or Event of Default shall exist. (d) Upon the effectiveness of this Amendment and after giving effect to the transactions contemplated by this Amendment, the Parent Borrower and its Restricted Subsidiaries, on a consolidated basis, are Solvent. (e) Each of the representations and warranties of the Parent Borrower and each other Loan Party contained in Article V of the Amended Credit Agreement or any other Loan Document, is true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates. Section 5. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrowers under the Restated Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way

22 1024142.05B-CHISR02A - MSW affect any of the terms, conditions, obligations, covenants or agreements contained in the Restated Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the generality of the foregoing, each Borrower reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which such Borrower is a party, which Liens shall continue in full force and effect during the term of the Amended Credit Agreement, and the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment. (b) On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document. Section 6. Commitment Reallocation. (a) Notwithstanding anything in this Amendment, the Restated Credit Agreement or the Amended Credit Agreement to the contrary, (i) each Lender party to this Amendment (each, a “Continuing Lender”) acknowledges and agrees that, on and as of the Amendment No. 4 Effective Date, such Lender shall be a “Lender” under and as defined in the Amended Credit Agreement and shall have a Revolving Credit Commitment in an amount set forth opposite its name on Exhibit B and (ii) each Loan Party, the Administrative Agent, each L/C Issuer, the Swing Line Lender and each Continuing Lender hereby (x) waives advance notice of any termination or reduction of commitments and prepayment of loans under the Restated Credit Agreement that occurs on the Amendment No. 4 Effective Date as a result of the transactions contemplated by this Section 6, and all such notices are deemed delivered to each such Person in accordance with the terms of the Loan Documents and (y) consents to each of the transactions contemplated by this Section 6, including, but not limited to, any consents that would be required under Sections 10.01 and 10.07 of the Restated Credit Agreement. (b) Notwithstanding anything in this Amendment, the Restated Credit Agreement or the Amended Credit Agreement to the contrary, on and as of the Amendment No. 4 Effective Date, (i) the “Revolving Credit Commitment” of each “Lender” (in each case, as defined in the Restated Credit Agreement) that is not a Continuing Lender (each, a “Non- Continuing Lender”) shall terminate, and each Non-Continuing Lender shall cease to be a Lender hereunder and under the Restated Credit Agreement and shall not be a Lender under the Amended Credit Agreement for all purposes, (ii) the remaining “Revolving Credit Commitments” (as defined in the Restated Credit Agreement) under the Restated Credit Agreement shall be adjusted as necessary such that, on and as of the Amendment No. 4 Effective Date, the Revolving Credit Commitments hereunder and under the Amended Credit Agreement shall be as set forth on Exhibit B, and (iii) all Loans, participations in L/C Obligations and Swing Line Loans shall be reallocated pro rata among the Continuing Lenders on the Amendment No. 4 Effective Date after giving effect to the termination of commitments contemplated in clause (i) above. Section 7. Costs and Expenses. The Parent Borrower agrees to pay or reimburse the Administrative Agent pursuant to Section 10.04 of the Restated Credit Agreement and that

23 1024142.05B-CHISR02A - MSW certain Engagement Letter, dated as of April 22, 2015 (as amended by that certain Amendment, dated as of May 27, 2015), between the Parent Borrower and Citigroup Global Markets Inc. Section 8. Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. Section 9. Notices. All communications and notices hereunder shall be given as provided in the Amended Credit Agreement. Section 10. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Section 11. Successors. The terms of this Amendment shall be binding upon, and shall inure for the benefit of, the parties hereto and their respective successors and assigns. Section 12. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York. Section 13. FATCA Grandfathering. For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Amendment, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Amended Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). [Signature pages follow.]

1024142.05B-CHISR02A - MSW Annex 1 to Amendment No. 4 to Credit Agreement GUARANTOR CONSENT AND REAFFIRMATION June __, 2015 Reference is made to (i) Amendment No. 4 to Credit Agreement, dated as of the date hereof, attached as Exhibit A hereto (the “Amendment”), among Avaya Inc. (the “Borrower”), the Subsidiary Borrowers party thereto, Citicorp USA, Inc., as Administrative Agent, and each Lender party thereto and (ii) the Credit Agreement, dated as of October 26, 2007, as amended as of August 8, 2011 by Amendment No. 1, as amended and restated as of October 29, 2012 pursuant to the Amendment Agreement and as further amended as of February 13, 2013 by Amendment No. 3 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Restated Credit Agreement”), among the Borrower, the Subsidiary Borrowers party thereto, Avaya Holdings Corp. (formerly known as Sierra Holdings Corp.) (the “Guarantor”), Citicorp USA, Inc., as Administrative Agent and Swing Line Lender, Citibank, N.A., as L/C Issuer, and each Lender from time to time party thereto. Capitalized terms used but not otherwise defined in this Guarantor Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in the Amendment. The Guarantor hereby consents to the execution, delivery and performance of the Amendment and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Amendment No. 4 Effective Date, be deemed to be a reference to the Amended Credit Agreement in effect in accordance with the terms of the Amendment. The Guarantor hereby acknowledges and agrees that, after giving effect to the Amendment, all of its obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by the Amendment, are reaffirmed, and remain in full force and effect. After giving effect to the Amendment, the Guarantor reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Amended Credit Agreement, and shall continue to secure the Obligations (after giving effect to the Amendment), in each case, on and subject to the terms and conditions set forth in the Amended Credit Agreement and the other Loan Documents. Nothing in this Consent shall create or otherwise give rise to any right to consent on the part of the Guarantor to the extent not required by the express terms of the Loan Documents. This Consent is a Loan Document and shall be governed by, and construed in accordance with, the law of the state of New York. [The remainder of this page is intentionally left blank]

[Guarantor Consent and Reaffirmation – Amendment No. 4 to Credit Agreement] 1024142.05B-CHISR02A - MSW IN WITNESS WHEREOF, the undersigned has duly executed this Consent as of the date first set forth above. AVAYA HOLDINGS CORP. By: Name: Title:

1024142.05B-CHISR02A - MSW Exhibit A to Guarantor Consent and Reaffirmation Amendment No. 4 to Credit Agreement [See attached]

1024142.05B-CHISR02A - MSW Annex 2 to Amendment No. 4 to Credit Agreement FORM OF ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the] [each]1 Assignor (as defined below) and [the] [each]2 Assignee (as defined below) pursuant to Section 10.07 of the Credit Agreement, dated as of October 26, 2007, as amended as of August 8, 2011 by Amendment No. 1, as amended and restated as of October 29, 2012 pursuant to the Amendment Agreement, as amended as of February 13, 2013 by Amendment No. 3, and as further amended as of June 4, 2015 by Amendment No. 4 (as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Avaya Inc. a Delaware Corporation (the “Parent Borrower”), the several subsidiary borrowers party thereto (the “Subsidiary Borrowers” and, together with the Parent Borrower, the “Borrowers”), Avaya Holdings Corp. (formerly known as Sierra Holdings Corp.), Citicorp USA, Inc., as administrative agent (in such capacity, the “Administrative Agent”) and Swing Line Lender, Citibank, N.A., as L/C Issuer, and each lender from time to time party thereto, receipt of a copy of which is hereby acknowledged by [the] [each] Assignee. [It is understood and agreed that the rights and obligations of [the Assignors] [the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used in this Assignment and Assumption and not otherwise defined herein have the meanings specified in the Credit Agreement. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, [the] [each] Assignor hereby irrevocably sells and assigns to [the Assignee] [the respective Assignees], and [the] [each] Assignee hereby irrevocably purchases and assumes from [the Assignor] [the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of [the Assignor’s] [the respective Assignors’] rights and obligations in [its capacity as a Lender] [their respective capacities as Lenders] under the Credit Agreement, any other Loan Documents and any other documents or instruments delivered pursuant to any of the foregoing to the extent 1 For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language. 2 For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language. 3 Select as appropriate. 4 Include bracketed language if there are either multiple Assignors or multiple Assignees.

1024142.05B-CHISR02A - MSW related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor] [the respective Assignors] under the facility identified below (including participations in any Letters of Credit or Swing Line Loans included in such facility) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)] [the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other Loan Document or any other documents or instruments delivered pursuant to any of the foregoing or the transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned by [the] [any] Assignor to [the] [any] Assignee pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as [the] [an] “Assigned Interest”). Such sale and assignment is without recourse to [the] [any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the] [any] Assignor. 1. Assignor[s] (the “Assignor[s]”): ____________________ 2. Assignee[s] (the “Assignee[s]”): ____________________ Assignee is an Affiliate of: [Name of Lender] Assignee is an Approved Fund of: [Name of Lender] 3. Borrowers: the Parent Borrower and the Subsidiary Borrowers listed on the signature pages to the Credit Agreement 4. Administrative Agent: Citicorp USA, Inc. 5. Assigned Interest: Aggregate Amount of Commitment/Loans of all Lenders Amount of Commitment/Loans Assigned Percentage Assigned of Commitment/ Loans5 $ $ % Effective Date: [THE EFFECTIVE DATE CANNOT OCCUR UNTIL THE ASSIGNEE, IF NOT ALREADY A PARTY THERETO, BECOMES A PARTY TO THE CAM AGREEMENT.] 5 Set forth, to at least 8 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

1024142.05B-CHISR02A - MSW The terms set forth in this Assignment and Assumption are hereby agreed to: [NAME OF ASSIGNOR], as Assignor, By: Name: Title: [NAME OF ASSIGNEE], as Assignee, By: Name: Title:

1024142.05B-CHISR02A - MSW Consented to and Accepted: CITICORP USA, INC., as Administrative Agent, By: _________________________ Name: Title: [Consented to]6: [ ], as a Principal L/C Issuer, By: _________________________ Name: Title: Consented to: CITICORP USA, INC., as Swing Line Lender, By: _________________________ Name: Title: 6 No consent of the Principal L/C Issuers shall be required for any assignment to an Agent or an Affiliate of an Agent.

1024142.05B-CHISR02A - MSW AVAYA INC.7 By: _________________________ Name: Title: 7 No consent of the Parent Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default under Section 8.01(a) or, solely with respect to the Parent Borrower, Section 8.01(f) of the Credit Agreement has occurred and is continuing, any Assignee. No consent of the Parent Borrower shall be required for any assignment made pursuant to the CAM Agreement.